SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 15, 2000



                           ORASURE TECHNOLOGIES, INC.
                          ----------------------------
                 (Exact name of issuer as specified in charter)



       DELAWARE                    1-10492                    36-4370966
    (State or Other              (Commission              (I.R.S. Employer
     Jurisdiction                    file                   Identification
  of Incorporation or               number)                    Number)
     Organization)



                               150 Webster Street
                          Bethlehem, Pennsylvania 18015
                    (Address of principal executive offices)


                                 (610) 882-1820
              (Registrant's telephone number, including area code)

Item 5 - Other Events.

      As is more fully described in the attached press release that is incorporated herein by reference, on December 15, 2000, OraSure Technologies, Inc. announced, among other things, that its next Annual Meeting will take place on June 14, 2001 in Bethlehem, Pennsylvania and that stockholder proposals must be received prior to January 15, 2001 in order to be considered for inclusion in OraSure Technologies' proxy materials for that meeting.



Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      Exhibit No.       Description

            99                OraSure  Technologies,  Inc. Press Release dated
December  15, 2000

                                   Signatures

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ORASURE TECHNOLOGIES, INC.


Date: December  15, 2000                        By: /s/ Robert D. Thompson
                                                    ----------------------
                                                    Robert D. Thompson
                                                    Chief Executive Officer

                                Index to Exhibits

Exhibit No.   Description

     99       OraSure Technologies, Inc. Press Release dated December 15, 2000